Exhibit 99.3

CARBIZ INC.
7405 N. TAMIAMI TRAIL
SARASOTA, FL 34243

INSTRUMENT OF PROXY FOR ANNUAL & SPECIAL MEETING OF SHAREHOLDERS

This proxy is solicited by the management of CARBIZ INC. (the "Corporation") for use at the Annual & Special Meeting (the "Meeting") of the holders of Common Shares of the Corporation (the "Shareholders") to be held at 5:00 p.m. (Sarasota time) on Thursday, the 22nd day of June, 2007, at the Hyatt Sarasota, 1000 Boulevard Of The Arts, Sarasota, Florida, USA.

The undersigned Shareholder hereby appoints CARL RITTER, Chairman and Chief Executive Officer of the Corporation, or failing him, RICHARD LYE, President of the Corporation, or instead of either of them, ___________________________ and _________________________________ , as proxyholder and alternate proxyholder of the undersigned, with full power of substitution, to attend and act and vote for and on behalf of the undersigned at the Meeting and at any adjournment(s) thereof and on every ballot that may take place in connection therewith and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholder's discretion, except as otherwise specified below. Without limiting the general power conferred, the undersigned hereby directs the said proxyholder and alternate proxyholder to vote the shares represented by this proxy in the manner as indicated below:

1.

TO VOTE FOR [   ] or AGAINST [   ] an ordinary resolution appointing as directors of the Corporation, the nominees for election as directors as proposed in the Corporation's Management Proxy Circular dated May 24, 2007 (the "Circular");

2.

TO VOTE FOR [   ] or AGAINST [   ] an ordinary resolution re-appointing Aidman, Piser & Company, as auditors of the Corporation for the ensuing year and authorizing the directors of the Corporation to fix the auditors' remuneration;

3.

TO VOTE FOR [   ] or AGAINST [   ] an ordinary resolution ratifying, adopting and approving, with or without variation, the Corporation’s 2007 Incentive Stock Plan (the "Plan") as described in the Circular and authorizing the Corporation's board of directors to make any amendments thereto that may be required for the purpose of obtaining any approval of the Plan; and

4.

With respect to any permitted amendment or variation of the above matters or the transaction of such other business as may properly come before the Meeting as the proxyholder or alternate proxyholder, in his sole discretion, may see fit.

WHERE THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO THE ABOVE MATTERS, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE OR, IF NO DIRECTION IS GIVEN OR CHOICE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOUR OF THE PROPOSED RESOLUTIONS.

THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN.

In addition to any other manner permitted by law, a Shareholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred by it by completing another proxy bearing a later date or by signing in person, or by attorney authorized in writing, a written revocation and depositing same at the offices of Adams Corporate Services Limited, P.O. Box 62, Station Main, Keswick, Ontario Canada, L4P 3E1, at any time up to and including the close of business on the business day immediately preceding the day of the Meeting or with the Chairman of the Meeting immediately prior to the commencement of the Meeting or any adjournment(s) thereof. In addition, an instrument of proxy may be revoked: (i) by the Shareholder personally attending the Meeting and voting the securities represented thereby or, if the Shareholder is a corporation, by a duly authorized representative of the corporation attending at the Meeting and voting such securities; or (ii) in any other manner permitted by law.

Each Shareholder has the right to appoint a person or persons, who need not be a Shareholder, other than the persons designated above, to attend as proxyholder or as alternate proxyholder and to act for him and on his behalf at the Meeting. To exercise such right, the name of the Shareholder's nominee(s) should be legibly printed in the blank spaces provided or another proxy in proper form should be completed.

DATED this _____ day of , 2007.

(Signature of Shareholder)

(Name of Shareholder - please print)

Notes:

1.	If the appointer is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

2.

This proxy must be dated and the signature hereon should be exactly the same as the name in which the shares are registered. If the proxy is not dated in the above space, it is deemed to bear the date on which it is mailed or delivered to the person making the solicitation.

3.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

4.

This proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the offices of Adams Corporate Services Limited, P.O. Box 62, Station Main, Keswick, Ontario Canada, L4P 3E1 at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the day of the Meeting, or any adjournment(s) thereof.

YOUR NAME AND ADDRESS AS LISTED ON THE ENVELOPE ARE SHOWN AS REGISTERED - PLEASE NOTIFY THE CORPORATION OF ANY CHANGE IN YOUR ADDRESS.